UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

April 1, 2025 (April 1, 2025)

Date of report (date of earliest event reported)

Nordicus Partners Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	Commission File No. 001-11737	04-3186647
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

280 South Beverly Dr., Suite 505, Beverly Hills, CA 90212
(Address of Principal Executive Offices)

(424) 256-8560
(Registrant’s Telephone Number)

3651 Lindell Road, Suite D565, Las Vegas, NV, 89103
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

In accordance with Regulation FD, we are furnishing the Presentation of Nordicus Partners Corporation (the “Company”) will present to analysts, investors and others regarding its wholly owned subsidiary, Bio-Convert A/S, on or after April 1, 2025. The slides are attached hereto as Exhibit 99.1 and will be available on the Company’s website at nordicuspartners.com. The information contained in the Presentation is summary information that is intended to be considered in the context of our Securities and Exchange Commission (“SEC”) filings and other public announcements that we may make, by press release or otherwise, from time to time. The presentation does not provide information concerning our financial condition with respect to any period subsequent to the fiscal quarter ended September 30, 2024. To the extent that estimates or targets have been provided concerning subsequent quarters or years, these reflect statements that have previously been made in our securities filings. We undertake no duty or obligation to publicly update or revise the information contained in this presentation, although we may do so from time to time. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure. In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to Item 7.01, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 1, 2025	Nordicus Partners Corporation

	By:	/s/ Henrik Rouf
Henrik Rouf
Chief Executive Officer